UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2018

Automatic Data Processing, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey 07068
(Address of Principal Executive Offices) (Zip Code)

(973) 974-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                          Other Events.

On May 31, 2018, the Board of Directors (the "Board") of Automatic Data Processing, Inc. (the "Company") appointed Scott F. Powers as a member of the Audit Committee and Nominating/Corporate Governance Committee and Thomas J. Lynch as a member of the Compensation Committee and the Corporate Development & Technology Advisory Committee, effective immediately.
In addition, on May 31, 2018, the Board of the Company appointed the following Committee Chairs, to be effective immediately after the Company’s 2018 Annual Meeting of Stockholders:

Audit Committee	Compensation Committee
Sandra S. Wijnberg, Chair	Richard T. Clark, Chair

Nominating/Corporate Governance Committee	Corporate Development & Technology Advisory Committee
Michael P. Gregoire, Chair	Linda R. Gooden, Chair

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC. (Registrant)

Date: June 1, 2018	By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti
Title: Vice President